Exhibit 10.97

EXECUTION

SECURITY CESSION

DATED 26 SEPTEMBER, 2018

given by

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
(as cedent)

in favour of

FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

EACH OF THE OTHER SECURED CREDITORS
(as cessionaries)

in respect of certain bank accounts, insurances and relevant documents

THIS AGREEMENT is made between:

(1)	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED, registration number 2002/031446/07, as cedent (the Cedent);

(2)	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as secured creditor (the Secured Creditor); and

(3)	EACH OF THE OTHER SECURED CREDITORS (as defined in this Agreement below).

BACKGROUND:

As security for the due and punctual performance of the Secured Obligations, the Cedent has agreed to cede in securitatem debiti all its Secured Property to the Secured Creditors, on the terms set out in this Agreement.

1.	INTERPRETATION

1.1	Definitions

In this Agreement:

1.1.1	Bank Accounts means, in relation to the Cedent, the bank accounts listed in Part A of Schedule 1 (Secured Property), and all amounts standing to the credit of those accounts from time to time.

1.1.2

Common Terms Agreement means the common terms agreement, dated on or about 20 July, 2017, between, among others, the Cedent (as borrower), FirstRand Bank Limited (acting through its Rand Merchant Bank division) and Nedbank Limited (acting through its Corporate and Investment Banking division) (as original lenders) and FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as facility agent) as amended from time to time.

1.1.3	Grindrod Rights means:

(a)

the rights of the Cedent to receive payments from the account of Grindrod Bank Limited with the South African Reserve Bank as a settlement system participant of the South African Reserve Bank settlement system; and

(b)	all other rights and claims the Cedent has against Grindrod Bank Limited in respect of amounts outstanding under the South African Reserve Bank settlement system.

1.1.4	Insurances means the policy of insurance taken out by the Cedent with Senate Transit Underwriters Managers Proprietary Limited on or about the date of this Agreement.

1.1.5	Party means a party to this Agreement.

1.1.6	Related Rights means, in relation to the Bank Accounts, Insurances and Relevant Documents:

(a)	any monies, distributions and proceeds (including the proceeds of a disposal or other realisation) accrued or receivable in respect of all or part thereof;

(b)	all rights and benefits in respect of any agreement for the disposal or other realisation thereof;

(c)	all contracts, warranties, remedies, Security, indemnities and other undertakings in respect thereof; and

(d)	any of the reversionary interests referred to in Clause 4.7.4 (Secured Property).

1.1.7	Relevant Documents means, in relation to the Cedent, each of the documents identified as such in Part B of Schedule 1 (Secured Property).

1.1.8	South African Reserve Bank means the South African Reserve Bank as defined in section 2 of the South African Reserve Bank Act, 1989.

1.1.9	Secured Creditor means the Facility Agent and each person who is or becomes a Senior Facility E Lender under (and as defined in) the Common Terms Agreement, from time to time.

1.1.10

Secured Obligations means all present and future obligations and indebtedness of whatsoever nature (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever, including any liability to pay damages or pursuant to enrichment) which an Obligor may now or at any time hereafter owe or have towards any Secured Creditor under or in connection with the Finance Documents.

1.1.11	Secured Property means, collectively:

(a)	the Bank Accounts;

(b)	the Insurances;

(c)	the Grindrod Rights;

(d)	the Relevant Documents; and

(e)	the Related Rights,

and all of the Cedent's rights, title and interests therein and thereto and claims against any person in respect thereof, of whatsoever nature and howsoever arising (whether actual, prospective or contingent, direct or indirect, arising under common law or statute, whether a claim for the payment of money or the performance of another obligation and whether or not those rights and interests were within the contemplation of the Parties at the Signature Date) and, in each case, any property forming part thereof.

1.1.12	Senior Facility E Discharge Date means the "Senior Facility E Discharge Date" as defined in the Senior Facility E Agreement.

1.1.13	Signature Date means the date on which, once this Agreement has been signed by all the Parties, it is signed by the last Party to do so.

1.2	Construction

1.2.1	Terms and expressions defined in the Common Terms Agreement, unless expressly defined in this Agreement, have the same meaning in this Agreement.

1.2.2

The provisions of Clauses 1.3 (Construction) and 1.4 (Third Party Rights) of the Common Terms Agreement apply to this Agreement as though they were set out in full in this Agreement, except that any reference in that clause to the Common Terms Agreement is to be construed as references to this Agreement.

1.2.3	Any undertaking of the Cedent under this Agreement remains in force until the Senior Facility E Discharge Date.

1.2.4

If any Secured Creditor considers that an amount paid to it under a Finance Document is capable of being avoided or otherwise set aside on the sequestration, liquidation, business rescue or administration of the payer or otherwise, then that amount will not be considered to have been irrevocably discharged for the purposes of this Agreement.

2.	CESSION IN SECURITY

2.1	Cession

The Cedent hereby cedes in securitatem debiti to the Secured Creditors, jointly and severally, all its Secured Property, in each case individually and collectively with all other Secured Property, as continuing general covering collateral security for the due, proper and punctual payment and performance in full of all the Secured Obligations, on the terms set out in this Agreement, which cession the Secured Creditors accept.

2.2	Nature of cession

2.2.1	The cession contemplated by this Agreement is intended to operate as a cession of each part and all of the Secured Property, individually and collectively.

2.2.2

If, for any reason, any Security intended to be created under this Agreement is or becomes illegal, invalid or unenforceable in respect of some of the Secured Property, the cession of that Secured Property shall be severed from this Agreement, and this Agreement and all the Security created over the remainder of the Secured Property shall continue in full force and effect.

2.2.3

The cession contemplated by this Agreement operates as a security cession and not as an outright cession, and the Cedent retains bare ownership of all the Secured Property, subject to the rights of the Secured Creditors as secured creditors under this Agreement.

2.3	Cedent remains liable to perform obligations

Notwithstanding any other provision of a Finance Document, the Cedent shall remain liable to perform all its duties and obligations, whether contractual or otherwise, in respect of the Secured Property and nothing in this Agreement or the exercise by a Finance Party of any right under a Finance Document shall constitute or be deemed to constitute a delegation to or acceptance by a Finance Party of any obligation of the Cedent or any other person.

3.	DURATION

This Agreement and the Security created pursuant to this Agreement:

3.1	comes into full force and effect on the Signature Date without any further action, consent or authority required from any person;

3.2	unless otherwise agreed by the Secured Creditors, shall not terminate before the Senior Facility E Discharge Date; and

3.3	shall remain of full force and effect, notwithstanding any intermediate discharge or settlement of, or temporary fluctuation in, the Secured Obligations.

4.	REPRESENTATIONS AND WARRANTIES BY THE CEDENT

4.1	General

4.1.1

The Cedent makes the representations and warranties set out in this Clause 4 to each Finance Party on each day that this Agreement is in force. References in this Clause to "it" or "its", unless the context otherwise requires, is a reference to the Cedent.

4.1.2

The Finance Parties enter into the Finance Documents on the strength of and relying on the representations and warranties set out in this Clause 4, each of which is a separate representation and warranty, given without prejudice to any other representation or warranty and is deemed to be a material representation or warranty (as applicable) inducing the Finance Parties to enter into the Finance Documents.

4.2	Status

4.2.1	It is a limited liability company, duly incorporated and validly existing under the laws of South Africa.

4.2.2	It has the power to own its assets (including all the Secured Property) and carry on its business as it is being conducted.

4.3	Powers and authority

It has the power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, this Agreement and the transactions contemplated by this Agreement.

4.4	Legal validity

This Agreement:

4.4.1	creates the Security it purports to create and is not liable to be avoided or otherwise set aside on its liquidation or business rescue or otherwise; and

4.4.2	constitutes its legally valid and binding obligation, enforceable against it in accordance with its terms.

4.5	Non-conflict

Its entry into and the performance of its obligations under this Agreement, the transactions contemplated by and the Security created under this Agreement, do not and will not conflict with:

4.5.1	any law or regulation applicable to it;

4.5.2	its constitutional documents; or

4.5.3	any material agreement or instrument binding upon it or any of its assets, or constitute a default or termination event (however described) under any such document.

4.6	Authorisations

4.6.1

All authorisations required by it in connection with the entry into, performance, validity and enforceability of, the transactions contemplated by and the Security established under, this Agreement have been obtained or effected (as appropriate) and are in full force and effect.

4.6.2

If it is required to give notice to or obtain consents or waivers from any person to cede the Secured Property under this Agreement, all such notices have been given and consents or waivers obtained before the Signature Date.

4.7	Secured Property

4.7.1

The Secured Property is and will be valid and all rights evidenced thereby or which exists in respect thereof are and will be legally valid, binding and fully enforceable in accordance with their terms in all respects.

4.7.2	It is and will remain the sole legal and beneficial owner of all of the Secured Property over which it purports to grant the Security under this Agreement, to the exclusion of all others.

4.7.3	No person has an option or right of refusal over the Secured Property or any part thereof which would apply on an enforcement by a Secured Creditor of its rights under this Agreement.

4.7.4

No part of the Secured Property has been ceded (either outright or as security), discounted, factored, mortgaged under notarial bond or otherwise, or otherwise disposed of or hypothecated, nor is it subject to any other right or claim in favour of any person (including any rights of pre-emption) which would apply on enforcement by a Secured Creditor of its rights under this Agreement. If any Secured Property is subject to Security in breach of this representation and warranty then, without prejudice to any other rights that the Secured Creditors may have, any reversionary or other interests the Cedent may have in the said Secured Property are also ceded to the Secured Creditors.

5.	UNDERTAKINGS BY THE CEDENT

The Cedent is bound by the undertakings set out in this Clause 5. The undertakings in this Clause 5 remain in force from the Signature Date until the Senior Facility E Discharge Date.

5.1	Negative pledge

The Cedent:

5.1.1	shall not grant or permit to exist any further Security over any Secured Property or dispose of the Secured Property in any manner without the express prior consent of the Secured Creditors; and

5.1.2	must at all times keep the Secured Property free of judicial attachments and other Security.

5.2	Preservation of Secured Property

5.2.1	The Cedent undertakes:

(a)

to the extent reasonably possible, that it shall not permit any material depreciation of the value of, or a variation of rights relating to, the Secured Property or any of them to occur without the express prior consent of the Secured Creditors;

(b)

not to take or omit to take any action which could reasonably be expected to adversely affect the rights of the Secured Creditors under this Agreement or the effectiveness of the Security created by this Agreement;

(c)	to take all appropriate steps required from time to time for the care, preservation and protection of the Secured Property and the rights of the Secured Creditors under this Agreement; and

(d)	to timeously comply in full with all its obligations in respect of the Secured Property, from time to time.

5.2.2

The Cedent waives for the benefit of the Secured Creditors any and all rights it may have in respect of the Secured Property which conflict with or may restrict the rights of the Secured Creditors under this Agreement.

5.3	Amounts received on account of Secured Property

If an Event of Default occurs and is continuing, the Cedent shall forthwith pay and transfer to the Secured Creditors or to their order, and place them in possession of, all cash and other assets received in respect of the Secured Property.

5.4	Insurances

5.4.1	Without limiting its other obligations under the Finance Documents, the Cedent must:

(a)	pay all premiums in respect of all its Insurances in full on the due date and, on request by the Secured Creditors, provide proof to the Secured Creditors of such payments; and

(b)	procure that all the proceeds of claims made under its Insurances are applied in accordance with the provisions of the this Agreement.

5.4.2

The Cedent confirms, in respect of all Insurances required to be maintained by it under the Finance Documents, that it is aware and fully appraised of the following choices it has under section 43 of the Short-Term Insurance Act, 1998 (the STIA):

(a)	a choice of entering into a new policy contract, making available an existing policy contract or using a combination of those options;

(b)	a choice as to the identity of the insurer (if a new policy contract is to be entered into) and the person (if any) who is to render services as intermediary in connection with the transaction; and

(c)	subject to the provisions of the Facility Agreement, a choice as to whether or not the value of the relevant policy will exceed the value of the interests of the Finance Parties.

5.4.3

This Clause 5.4 constitutes written notification to the Cedents of their rights under section 43 of the STIA. Regardless of the sequence in which the Finance Documents are executed, no benefits under any policy contract made available to the Finance Parties under a Finance Document shall accrue to the Finance Parties before the date of this Agreement.

5.4.4

The Cedent confirms that it exercised its freedom of choice under section 43 of the STIA and that it was not subject to any coercion or inducement as to the manner in which that freedom of choice was exercised.

6.	DELIVERY OF DOCUMENTS

The Cedent must deliver the documents set out this Clause 6 to the Secured Creditors by no later than the Signature Date (or in respect of Secured Property acquired by the Cedent or otherwise arising thereafter, as soon as reasonably possible after that property becomes Secured Property, but in any event within 5 Business Days).

6.1	Bank Accounts

The Cedent must deliver to the Secured Creditors, in respect of each of the Bank Accounts it maintains, a copy of a notice to the relevant account bank of the cession of its Bank Accounts and related Secured Property under this Agreement, together with an acknowledgement of that notice signed by each of those banks, in each case substantially in the form of Schedule 2 (Notice to Banks).

6.2	Insurances

The Cedent must deliver to the Secured Creditors in respect of all its Insurances:

6.2.1	a copy of the relevant contract or policy of insurance;

6.2.2	a duly executed copy of a letter of undertakings by its insurance broker addressed to the Secured Creditors, substantially in the form of Schedule 3; and

6.2.3	a duly executed copy of a notice to the applicable insurers and an acknowledgement thereto by such insurers, substantially in the form of Schedule 3.

6.3	Other requirements

6.4

If any Secured Property, or part thereof, is evidenced by a document, or when the Cedent holds Security for any obligation owed to it in respect of Secured Property and that Security is evidenced by a document, the Cedent shall, at the request of the Secured Creditors, promptly deliver a certified copy of that document to the Secured Creditors.

6.5

In addition to the documents referred to above, the Cedent shall deliver to the Secured Creditors any other documents relating to the Secured Property for which the Secured Creditors may at any time reasonably call, which documents must be delivered to the Secured Creditors within a reasonable period, as agreed between the Secured Creditors and the Cedent and, failing such agreement, within 5 Business Days.

6.6

The Secured Creditors may retain possession of all documents delivered to them under this Clause 6 and deal with them in accordance with the Finance Documents until the Senior Facility E Discharge Date, after which date they shall be returned to the Cedent as soon as reasonably possible.

6.7	If any third party consents are required by the Cedent to cede any of its Secured Property under this Agreement, it must obtain those third party consents before or on the Signature Date.

7.	RIGHTS OF THE CEDENT BEFORE DEFAULT

7.1

Unless the Facility Agent has given the Cedent written notice of a Default which is continuing (a Default Notice) or an Event of Default occurs and is continuing, the Cedent is entitled, at its own cost, to enforce and receive payment for, delivery of or performance in respect of all amounts or obligations owing in respect of the Secured Property in the ordinary course of business and, subject to the Finance Documents, to appropriate amounts so recovered to its own use.

7.2

If the Facility Agent has given the written notice of a Default which is continuing as contemplated in Clause 7.1 or an Event of Default is continuing, all rights, powers and privileges attaching to the Secured Property, including, but not limited to those set out in Clause 7.1, shall vest in the Secured Creditors, jointly or severally, with the power to exercise them either in any of their own name or in the name of the Cedent. If any Secured Creditor so directs when a Default is continuing, the Cedent shall exercise the Secured Creditors' rights, powers and privileges in its own name and to the greatest extent permitted by applicable law.

8.	ENFORCEMENT

8.1	Rights of the Secured Creditors

If an Event of Default is continuing, the Secured Creditors (or any of them) may, without prejudice to any other rights they may have against the Cedent, exercise their rights under this Clause 8, and otherwise put into force and effect all rights, powers and remedies available to them in relation to the Secured Property, in such manner and on such terms and conditions as they in their sole discretion consider most expedient. Without limiting the foregoing, if an Event of Default is continuing, the Secured Creditors (or any of them) may, and the Cedent hereby irrevocably and unconditionally authorises and empowers each of them or their nominee, and appoints each of them in rem suam, without any further authority or consent of any nature whatsoever required from any person, in the name of any or all of the Secured Creditors or their nominee or in the name of the Cedent to:

8.1.1

exercise all or any of the rights, powers and privileges and enforce all or any obligations attaching to the Secured Property, in such manner and on such terms as the Secured Creditors in their sole discretion deem fit;

8.1.2	receive payment for, delivery of, and/or performance in respect of, the Secured Property in their own name or that of their nominee;

8.1.3

authorise any officer of any Secured Creditor (whose appointment need not be proved) to sign, on behalf of and in the name of the Cedent, any document that may be necessary to give effect to any disposal or realisation of Secured Property by the Secured Creditors under this Clause;

8.1.4	at the election of the Secured Creditors:

(a)	sell or otherwise realise all or some of the Secured Property by public auction;

(b)	sell or otherwise realise at a Fair Value all or some of the Secured Property by private treaty; or

(c)	take over all or some of the Secured Property at a Fair Value,

and, subject to the provisions of Clause 9 (Appropriation of Proceeds), apply the proceeds of such sale, purchase or other realisation or transfer (including the purchase price payable for any Secured Property taken over by the Secured Creditors) against the Secured Obligations on the basis that any excess upon realisation or balance owing to the Cedent (as the case may be) will be paid to the Cedent and any shortfall on realisation will remain a debt due by the Cedent to the Secured Creditors.

For the purposes of paragraph (c) above, the Fair Value of any Secured Property will be the value agreed in writing between the Secured Creditors and the Cedent or, failing agreement within ten Business Days after delivery of a notice to the Cedent stating that the Secured Creditors exercise their rights under this Clause 8.1, the value determined by an independent chartered accountant employed by either PwC, EY, Deloitte or KPMG agreed to by the Secured Creditors and the Cedent (or, failing agreement within 5 Business Days, appointed, at the request of either Party, by the President of the South African Institute of Chartered Accountants, or the successor body thereto), which independent accountant shall act as an expert and not as an arbitrator, shall be instructed to make his determination within ten Business Days and shall determine the liability for his charges (which shall be paid accordingly), provided that if a determination is manifestly unjust and a court exercises its general power, if any, to correct such determination, the Parties shall be bound thereby;

8.1.5

institute any legal proceedings which the Secured Creditors may deem necessary in connection with any sale, purchase or other realisation or transfer of any of the Secured Property and to prosecute such proceedings to their final end and conclusion, including the prosecution of such appeals and reviews as the Secured Creditors in their discretion may determine;

8.1.6

compromise any of the Secured Property, grant any extension or other indulgence in respect of the Secured Property, agree to amend the terms of the Secured Property, and/or release any security, guarantee or suretyship held for the Secured Property or waive any right which relates to or constitutes part of the Secured Property;

8.1.7	give transfer of and convey valid title in any Secured Property to any person (including a Secured Creditor); and/or

8.1.8	take all such further or other steps as the Secured Creditors may consider necessary to deal with the Secured Property in order to give effect to this Agreement.

8.2	Undertakings by the Cedent in respect of realisation

On the Secured Creditors taking any action under Clause 8.1, or otherwise as required by the Secured Creditors if an Event of Default is continuing, the Cedent shall on demand by the Secured Creditors:

8.2.1

give written notice to all persons required by the Secured Creditors that payment for, delivery of or performance in respect of the relevant Secured Property must be made to the Secured Creditors or their nominee and that payment, delivery or performance to the Cedent or to anyone else will not constitute valid payment, delivery or performance, and the Secured Creditors shall be entitled to do likewise. The Cedent shall on demand by the Secured Creditors provide proof that such notification has been duly given;

8.2.2	refuse to accept any payment, delivery, or performance tendered in respect of any of the Secured Property and order that such payment, delivery or performance be tendered to the Secured Creditors;

8.2.3

forthwith pay over or deliver to the Secured Creditors any interest, dividend, negotiable instruments or other monetary benefits of any nature accrued or received in respect of the Secured Property after the date of an Event of Default, by depositing the same into any bank account in South Africa nominated by the Secured Creditors;

8.2.4	deliver to the Secured Creditors any property which the Cedent acquires or which accrues to it in connection with the Secured Property;

8.2.5	at its own cost, carry out any lawful directions the Secured Creditors may give in regard to the realisation of Secured Property, and sign any document or do any other lawful act necessary to:

(a)	vest the Secured Property in the Secured Creditors;

(b)	enable any sale, purchase or other realisation or transfer of Secured Property; or

(c)	perfect and complete (to the extent necessary) the cession of any Secured Property under this Agreement.

8.3	No obligation on the Secured Creditors

Notwithstanding anything to the contrary contained in this Agreement, no Secured Creditor shall be obliged to take any steps to preserve, protect, collect, recover or otherwise enforce its rights under or in respect of the Secured Property.

9.	APPROPRIATION OF PROCEEDS

The Secured Creditors shall apply the net proceeds of all amounts received pursuant to the sale or other realisation of Secured Property, or from the appropriation of cash amounts which constitute Secured Property, under this Agreement (after deducting all properly evidenced costs and expenses incurred by the Secured Creditors) in reduction or discharge of the Secured Obligations, in such order and in such manner as the Secured Creditors deem fit.

10.	PAYMENTS

Unless otherwise agreed or specified by the Secured Creditors by notice in writing, all payments due by the Cedent under this Agreement or in respect of the Secured Property shall be made free of any bank or other charges in the currency of the Secured Obligation into a bank account, or at such other address in South Africa, nominated by the Secured Creditors.

11.	POWER OF ATTORNEY

The Cedent irrevocably and severally appoints the Secured Creditors, jointly and severally, and any of their delegates or sub-delegates to be its attorney to take any action which the Cedent is obliged to take under this Agreement but has failed to take. The Cedent ratifies and confirms whatever any attorney does or purports to do pursuant to its appointment under this Clause.

12.	FURTHER ASSURANCES

The Cedent shall generally promptly do everything that may be required in order to comply with its obligations under this Agreement, and as may otherwise be required by the Secured Creditors for the purposes of, and to give effect to, this Agreement, failing which the Secured Creditors may, to the extent possible, attend thereto on behalf of the Cedent and recover on demand from the Cedent any reasonable expenses incurred in relation thereto. In particular the Cedent shall execute and do all such acts and things as the Secured Creditors, in their reasonable discretion, may require:

12.1	to perfect or protect the Security created (or intended to be created) by this Agreement;

12.2	to preserve or protect any of the rights of the Secured Creditors under this Agreement;

12.3	to enforce any Security created under this Agreement on or at any time after it becomes enforceable;

12.4	for the exercise of any power, authority or discretion vested in a Secured Creditor under this Agreement;

12.5	to carry out the effect, intent and purpose of this Agreement,

in any such case, forthwith upon demand by the Secured Creditors, to the maximum extent permitted by law and at the expense of the Cedent.

13.	ADDITIONAL RIGHTS

The rights conferred on the Secured Creditors by this Agreement are additional to and not in substitution for:

13.1	any other rights a Secured Creditor has, or may at any time in the future have, against the Cedent or any other person;

13.2

any other Security held or hereafter to be held by a Secured Creditor from the Cedent or any other person, in connection with the Secured Obligations. A Secured Creditor may release any Security held by it without prejudice to its rights under this Agreement.

14.	CEDENT BOUND NOTWITHSTANDING CERTAIN CIRCUMSTANCES

The Cedent agrees that on signature of this Agreement, it will be bound under this Agreement to the full extent hereof, despite the fact that:

14.1	any additional Security from the Cedent or any other person for the Secured Obligations may not be obtained or may be released or may cease to be held for any other reason;

14.2	the Finance Parties may agree any variation or novation of the Finance Documents (including any amendment providing for the increase in the amount of the Facility or an additional facility);

14.3	any Finance Party may receive a dividend or benefit in any insolvency, liquidation or business rescue or any compromise or composition, whether in terms of any statutory enforcement or the common law;

14.4	the Secured Creditors may grant any indulgences to the Cedent or may not exercise any one or more of its rights under the Finance Documents, either timeously or at all; or

14.5	any other fact or circumstance may arise on which the Cedent might otherwise be able to rely on a defence based on prejudice, waiver or estoppel.

If the Cedent suffers any loss arising from any of the facts, circumstances, acts or omissions referred to above, it will have no claim against any Secured Creditor in respect thereof.

15.	KEEPING, INSPECTION AND DELIVERY OF RECORDS

15.1	The Cedent shall at all times keep up-to-date records of the Secured Property and shall comply with any reasonable directions the Secured Creditors may give in regard to the keeping of such records.

15.2

The Secured Creditors or anyone authorised by the Secured Creditors may at any time and on reasonable notice inspect any of the Cedent's books of account and other records, including books of account and records in the possession of a third party.

15.3

If the Secured Creditors at any time so request, the Cedent shall at its own cost deliver to the Secured Creditors or their order certified copies of any of the books and records referred to in Clauses 15.1 and 15.2.

16.	EXEMPTION FROM LIABILITY

16.1

A Secured Creditor, their officers, trustees, agents, beneficiaries, employees and advisors (each an Exempt Party) shall not be liable for any loss or damage, whether direct, indirect, consequential or otherwise, suffered by the Cedent howsoever arising in connection with this Agreement, whether that loss or damage arises as a result of a breach of contract (whether total, fundamental or otherwise), delict or any other cause, and whether this Agreement has been terminated or not, other than as a result of the gross negligence or wilful misconduct of that Exempt Party.

16.2

The Cedent hereby indemnifies (and agrees to keep indemnified) and holds harmless the Secured Creditors and their respective officers, trustees, agents, beneficiaries, employees and advisors against any and all losses, claims, damages or liabilities (excluding any consequential damages, loss or liability (including opportunity cost)) to which they may become subject under or in connection with this Agreement, and agrees to reimburse the Secured Creditors for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the Cedent will not be liable to any particular Secured Creditor in any such case to the extent that any such loss, claim, damage or liability of that Secured Creditor arises out of the gross negligence or wilful misconduct of that Secured Creditor or any of its officers, trustees, agents, beneficiaries, employees and advisors, as the case may be.

17.	CHANGES TO THE PARTIES

17.1	Transfers by a Secured Creditor

17.1.1

A Secured Creditor may cede any of its rights and/or delegate any of its obligations under this Agreement to any person to whom it cedes any of its rights and/or delegates any of its obligations under the Finance Documents. The Cedent agrees to co-operate and take all such steps as a Secured Creditor may reasonably request to give any such transferee the benefit of this Agreement.

17.1.2	To the extent that a splitting of claims arises as a result of any actions taken under Clause 17.1.1, the Cedent hereby consents to such splitting of claims.

17.2	Stipulation for the benefit of future Secured Creditors

The provisions of this Agreement which confer benefits on the Secured Creditors constitute stipulations for the benefit of any person who becomes a Finance Party and a Secured Creditor after the Signature Date, and shall be capable of acceptance by that person at any time. To the extent that a splitting of claims arises as a result of the provisions of this Clause, the Cedent hereby consents to such splitting of claims.

17.3	Transfers by the Cedent

The Cedent may not cede any of its rights nor delegate any of its obligations under this Agreement.

18.	SEVERABILITY

Each term of this Agreement, whether forming an entire clause or only part of a clause, is divisible and severable from all the other terms (regardless of the manner in which they may be linked together or grouped grammatically). If a term or provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect in any jurisdiction, that will not affect:

18.1

the legality, validity or enforceability in that jurisdiction of any other term or provision of this Agreement which shall remain in full force and effect, and such illegal, invalid or unenforceable term or provision shall be severed from this Agreement; or

18.2	the legality, validity or enforceability in other jurisdictions of that or any other term of this Agreement,

and in particular, a Secured Creditor shall be entitled to deal with its rights in respect of the Secured Property in such manner as is sanctioned or approved in terms of a court order or as is otherwise legally permissible.

19.	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by South African law.

20.	JURISDICTION

20.1

The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the High Court of South Africa (Gauteng Local Division, Johannesburg) (or any successor to that division) in regard to all matters arising from this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a dispute).

20.2

The Parties agree that the courts of South Africa are the most appropriate and convenient courts to settle disputes. The Parties agree not to argue to the contrary and waive objection to this court on the grounds of inconvenient forum or otherwise in relation to proceedings in connection with this Agreement.

20.3

This Clause 20 is for the benefit of the Secured Creditors only. As a result, the Secured Creditors shall not be prevented from taking proceedings relating to a dispute in any other court with jurisdiction. To the extent allowed by law, the Secured Creditors may take concurrent proceedings in any number of jurisdictions.

21.	MISCELLANEOUS MATTERS

21.1	Amendments, waivers and cancellation

21.1.1	No contract varying, adding to, deleting from or cancelling this Agreement will be effective unless reduced to writing and signed by or on behalf of the Parties.

21.1.2	The expiry or termination of this Agreement will not prejudice the rights of the Secured Creditors in respect of any antecedent breach by the Cedent of, or non- performance under, this Agreement.

21.2	Certificates and Determinations

Any certification or determination by a manager of a Secured Creditor (whose appointment need not be proved) as to the existence of and the amount of indebtedness by the Cedent to the Secured Creditors, that such amount is due and payable, the amount of interest accrued thereon and as to any other fact, matter or thing related to the Cedent's indebtedness under the Finance Documents shall be, in the absence of manifest error, prima facie evidence of contents and correctness of the matters to which it relates for the purposes of provisional sentence, summary judgement or any other proceedings, shall be valid as a liquid document for such purposes and shall, in addition, be prima facie proof for purposes of pleading or trial in any action instituted against the Cedent arising herefrom.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

SECURED PROPERTY

PART A: BANK ACCOUNTS

BANK ACCOUNTS
1.	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
2	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
3	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
4	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
5	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX

6	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
7	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
8	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
9	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
10	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
11	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
12	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX

13	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
14	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
15	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
16	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
17	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
18	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX
19	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX

20	Bank:	FirstRand Bank Limited (acting through its
Rand Merchant Bank division)
	Branch:	RMB JHB Corporate Banking
	Branch number:	XXX
	Account number:	XXX
	Named account beneficiary:	XXX

PART B: RELEVANT DOCUMENTS

1.	A written agreement dated on or about the date of this Agreement, entered into between Net1 Applied Technologies South Africa Proprietary Limited and Fidelity Cash Solutions Proprietary Limited.

SCHEDULE 2

NOTICE TO BANKS

To:	[•] (the Bank)

Copy:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION), as the Facility Agent

From:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
[Date]

Dear Sirs,

CESSION IN SECURITY DATED [•], 2018 BY NET1 APPLIED TECHNOLOGIES SOUTH
AFRICA PROPRIETARY LIMITED (THE CEDENT) IN FAVOUR OF FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (THE SECURED CREDITOR)
(THE SECURITY CESSION)

1.

We refer to the Security Cession (a copy of which is attached for your records). Unless otherwise defined herein, terms and expressions defined in the Security Cession have the same meaning where used in this letter.

2.

This letter constitutes notice to you that under the Security Cession the Cedent has ceded or will cede in securitatem debiti in favour of the Secured Creditor, inter alia, all of their rights and interests in and to the following bank accounts:

[insert details]

and any other bank accounts that they maintain with you at any of your branches from time to time (including all their claims in respect of amounts standing to the credit of those bank accounts from time to time) (the Applicable Bank Accounts).

3.	We irrevocably instruct and authorise you to disclose to the Secured Creditors any information relating to any Applicable Bank Account requested from you by the Secured Creditors.

4.

We irrevocably instruct and authorise you, with effect from the date on which the Secured Creditors notify you in writing that an Event of Default has occurred and is continuing, and thereafter until otherwise notified by the Secured Creditors, to:

4.1	comply with the terms of any written notice or instruction relating to any Applicable Bank Account received by you from the Secured Creditors;

4.2	hold all sums standing to the credit of any Applicable Bank Account to the order of the Secured Creditors;

4.3	pay all sums received by you for the account of the Cedent to the credit of an Applicable Bank Account held by the Cedent; and

4.4	pay or release any sum standing to the credit of any Applicable Bank Account in accordance with the written instructions of the Secured Creditors.

5.

We acknowledge that you may comply with the instructions in this letter without any further permission from us and without any enquiry by you as to the justification for or validity of any request, notice or instruction.

6.	The instructions in this letter may not be revoked or amended without the prior written consent of the Secured Creditors.

7.	This letter and any non-contractual obligations arising out of or in connection with this letter are governed by the laws of South Africa.

Please send the attached acknowledgement confirming your agreement to the above to the Secured Creditors, with a copy to ourselves.

For and on behalf of:
NET1 APPLIED TECHNOLOGIES
SOUTH AFRICA PROPRIETARY
LIMITED

Name:

Date:

FORM OF ACKNOWLEDGEMENT

To:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION), as the Facility Agent

Copy:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

From:	[BANK]

[Date]

Dear Sirs,

NOTICE OF CESSION

We acknowledge receipt of the notice of cession dated [•], 2018 by Net1 Applied Technologies South Africa Proprietary Limited and acknowledge and agree to the terms and conditions thereof.

We confirm that we have not received notification from any other person of a cession over the Applicable Bank Accounts referred to in the abovementioned notice of cession.

Nothing contained in the above notice or this acknowledgement shall commit us to providing any facilities or making advances available to the Secured Creditors.

For and on behalf of:
[BANK]

Name:

Date:

SCHEDULE 3

NOTICES IN RESPECT OF INSURANCES

BROKER’S LETTER OF UNDERTAKING

To:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) , as the Facility Agent

And to:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) as the Senior Facility E Lender (under and as defined in the Senior Facility E Agreement)

[Date]

Dear Sirs,

UNDERTAKINGS IN RELATION TO INSURANCE ARRANGEMENTS
FOR NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED (THE CEDENT)

1.	We have acted as insurance broker to the Cedent and its subsidiaries, associates, affiliates and joint venture companies in respect of the insurances referred to in this letter.

2.	We refer to:

2.1

the written R1,500,000,000 credit facility agreement (the Senior Facility E Agreement), dated [•], 2018, between, amongst others, FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as Original Senior Facility E Lender), and the Cedent (as Borrower) and FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as the Facility Agent); and

2.2

the written cession in security (the Security Cession) dated [•], 2018 given by the Cedent in favour of the Facility Agent and the Senior Facility E Lender and each person who is or becomes a Senior Facility E Lender, from time to time (the Secured Creditors).

3.	Unless expressly defined in this letter, terms and expressions defined in the Senior Facility E Agreement have the same meaning where used in this letter.

4.	We confirm that:

4.1	the insurances listed in Annex A to this letter (the Insurances) are in full force and effect at the date of this letter;

4.2	the existing contracts and policies of insurance entered into in respect of the Insurances include the loss payee endorsements set out in Annex A to this letter;

4.3	the interests of the Secured Creditors under the Security Cession have been noted on each policy in respect of the Insurances as set out in Annex A to this letter; and

4.4	we have delivered to each relevant insurer a copy of all duly signed notices of cession in respect of the Insurances substantially in the form set out in Annex B;

4.5	all premiums due in respect of the Insurances at the date of this letter have been paid in full in accordance with the requirements of the applicable policies;

4.6	we have not received notice of the interest of any third party in the Insurances or the proceeds of such Insurances.

5.

To the best of our knowledge and belief, the Insurances are placed with reputable and financially sound insurers and provide adequate cover against risk which an operator of any business and of assets of a type and size, similar in all cases to those owned and operated by the Cedent would insure against, to an extent which is usual for such insurance.

6.	We undertake, in respect of the interests in the Insurances of the Secured Creditors and the Facility Agent, to:

6.1

in respect of policies issued after the date of this notice (including any renewals of policies or any substitute policies), to ensure that (a) an endorsement substantially in the form set out in Annex A is noted on each such policy as and when it is issued, and (b) that a notice substantially in the form set out in Annex B is delivered to the applicable insurer promptly upon such signed notice being delivered to us by the Cedent or the Secured Creditors (as the case may be);

6.2

hold the policies and all insurance slips or contracts (with any renewals thereof or any new or substitute policies), any cover notes, certificates, endorsements, renewal receipts and confirmation of renewal and the benefit of those Insurances to the order of the Secured Creditors;

6.3	notify the Secured Creditors and the Facility Agent:

6.3.1

promptly upon becoming aware of any material change proposed to be made to the terms of the Insurances or to any policy which, if effected, would result in a material reduction in any limits or coverage (including those resulting from extensions) or in an increase in any deductibles, exclusions or exceptions or in the termination, suspension, cancellation or expiry (in the latter case, which is not immediately followed by a renewal on the same terms with the same insurers) of any Insurances;

6.3.2

of any breach by any Cedent of the terms and conditions of the Insurances (including any non payment of premiums), which notice shall be provided promptly upon us becoming aware thereof, and in any event, before we notify the relevant insurers of such breach;

6.3.3

at least 60 days prior to our ceasing to act as insurance brokers to the Group, unless owing to circumstances beyond our control we are unable to provide such notice, in which case we shall notify you promptly upon becoming aware that we have ceased or will cease so to act;

6.3.4	promptly if, by a date falling one month before expiry of any Insurances, we have not received renewal instructions from the Cedent in relation to the relevant policy;

6.3.5	promptly upon becoming aware thereof advise the Secured Creditors and the Facility Agent if any insurer cancels or gives notice of the cancellation or suspension of any Insurance;

6.4

supply to the Secured Creditors and the Facility Agent, on its written request, and without reference to or further authority from the Cedent, any documents and/or information relating to the Insurances, which are in our possession and to make available to the Secured Creditors and the Facility Agent, promptly on request, all the originals of any of those documents which are in our possession, if required by the Secured Creditors or the Facility Agent, as the case may be, in connection with the making of an insurance claim.

7.

Our above undertakings do not derogate from or limit any other functions or duties we may have as insurance broker to a person which is an insured under any of the Insurances and are given subject to the following:

7.1	our continued appointment as insurance brokers to the Cedent in relation to the Insurances;

7.2	an insurer’s right of cancellation (if any) following a failure to pay any premiums due in respect of the Insurances.

8.	This letter and attachments may be relied on only by the Cedent, the Secured Creditors and the Facility Agent.

This letter and any non contractual obligations arising out of or in connection with this letter are governed by the laws of South Africa.

Yours faithfully,

For and on behalf of:
[INSURANCE BROKER]

Name:

Date:

ANNEX A

LIST OF INSURANCES AND FORM OF ENDORSEMENTS

INSURANCES

	Insurer	Policy Number	Cover	Insured
1.	[•]	[•]	[•]	[•]
2.	[•]	[•]	[•]	[•]
3.	[•]	[•]	[•]	[•]

FORM OF POLICY ENDORSEMENT

ENDORSEMENT # [•] ATTACHING TO AND FORMING PART OF POLICY # [•] (THE POLICY) IN THE NAME OF NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED (THE COMPANY)

It is agreed and noted that, with effect from the date of the Senior Facility E Agreement and until expiry of the current insurance period on [•], 201[•], the following is noted in respect of policy # [•]:

A.	Loss Payee Clause in respect of FirstRand Bank Limited (acting through its Rand Merchant Bank division)

The insurer hereby agrees, in respect of any individual claim, that payment thereof shall be made directly into a bank account in South Africa nominated in writing by the Facility Agent, but subject to the insurers option to reinstate any loss or damage.

B.	Notice of Cession

Noted that, under a written cession in security dated [•], 2018, given by the Company and others in favour of FirstRand Bank Limited (acting through its Rand Merchant Bank division), the Company has ceded to the Secured Creditors all its existing and future claims and rights and interests in and to the insurance to which the abovementioned policy relates.

SUBJECT OTHERWISE TO THE TERMS, EXCEPTIONS AND CONDITIONS OF THE POLICY

ANNEX B

NOTICE TO INSURERS

To:	[INSURER]

Copy:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

From:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
[Date]

Dear Sirs,

CESSION IN SECURITY DATED [•], 2018 BY NET1 APPLIED TECHNOLOGIES SOUTH
AFRICA PROPRIETARY LIMITED (THE CEDENT) IN FAVOUR OF FIRSTRAND BANK LIMITED
(ACTING THROUGH ITS RAND MERCHANT BANK DIVISION) (THE SECURED CREDITORS),
(THE SECURITY CESSION)

1.	We refer to the Security Cession (a copy of which is attached for your records).

2.	In this letter:

2.1	Insurances means any of the following policies of insurances:

	Policy Number	Cover	Insured
1.	[•]	[•]	[•]
2.	[•]	[•]	[•]
3.	[•]	[•]	[•]

2.2	Insurance Proceeds means all proceeds of insurance payable to or received by us in respect of the Insurances, whether in respect of claims, by way of return of premium or otherwise,

3.	Unless expressly defined in this letter, terms and expressions defined in the Security Cession have the same meaning where used in this letter.

4.

This letter constitutes notice to you that under the Security Cession, each of the companies listed at the end of this notice as Cedent has ceded in securitatem debiti in favour of the Secured Creditors, inter alia, all of its rights and interests in and to the Insurances and the Insurance Proceeds.

5.	We request that an endorsement substantially in the form set out in Annex B1 to this letter is noted on each such policy in respect of the Insurances.

6.	On behalf of the Cedent, we confirm that:

6.1	the Cedent will remain liable under such Insurance to perform all the obligations assumed by it under that Insurance; and

6.2	none of the Secured Creditors, its agents or any Finance Party will at any time be under any obligation or liability to you under or in respect of such Insurance.

7.

The Cedent will also remain entitled to exercise all of its rights under such Insurance and you should continue to give notices under such Insurance to the Cedent, unless and until you receive notice from the Secured Creditor to the contrary. Unless the Secured Creditors otherwise agrees in writing:

7.1	all amounts payable to the Cedent under such Insurance must be paid to the Secured Creditors; and

7.2	any rights of the Cedent in connection with those amounts will be exercisable by, and notices must be given to, the Secured Creditor or as it directs.

8.	Please note that the Cedent has agreed that it will not amend or waive any term of or terminate Insurance without the prior consent of the Secured Creditors.

9.	The instructions in this letter may not be revoked or amended without the prior written consent of the Secured Creditors.

10.

We acknowledge that you may comply with the instructions in this letter without any further permission from us or the Cedent and without any enquiry by you as to the justification for or validity of any request, notice or instruction.

11.	This letter is governed by the laws of South Africa.

12.	We request that you sign the acknowledgement set out as Annex B2 to this letter and return it to the Secured Creditors, with a copy to us.

For and on behalf of:
NET1 APPLIED TECHNOLOGIES
SOUTH AFRICA PROPRIETARY
LIMITED

Name:

Date:

ANNEX B1
FORM OF POLICY ENDORSEMENT

ENDORSEMENT # [•] ATTACHING TO AND FORMING PART OF POLICY # [•] (THE POLICY) IN THE NAME OF NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED (THE COMPANY)

It is agreed and noted that, with effect from the date of Senior Facility E Agreement and until expiry of the current insurance period on [•], 201[•], the following is noted in respect of policy # [•]:

A.	Loss Payee Clause in respect of FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

The insurer hereby agrees, in respect of any individual claim, that payment thereof shall be made directly into a bank account in South Africa nominated in writing by the Facility Agent, but subject to the insurers option to reinstate any loss or damage.

B.	Notice of Cession

Noted that, under a written cession in security dated [•], 2018, given by the Company and others in favour of FirstRand Bank Limited (acting through its Rand Merchant Bank division), the Company has ceded to the Secured Creditors all its existing and future claims and rights and interests in and to the insurance to which the abovementioned policy relates.

SUBJECT OTHERWISE TO THE TERMS, EXCEPTIONS AND CONDITIONS OF THE POLICY

ANNEX B2
FORM OF ACKNOWLEDGEMENT BY INSURER

To:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)

Copy:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED

From:	[INSURER]

[Date]

Dear Sirs,

NOTICE OF CESSION IN SECURITY

1.

We refer to the written notice of cession in security dated [•], 2018 (the Security Notice), attaching a copy of a written cession in security given by Net1 Applied Technologies South Africa Proprietary Limited (the Cedent) in favour of FirstRand Bank Limited (acting through its Rand Merchant Bank division) (the Secured Creditor).

2.	Terms and expressions defined in the Security Notice have the same meaning where used in this letter.

3.	We acknowledge receipt of the Security Notice and we:

3.1	accept the instructions contained in the notice and agree to comply with the notice;

3.2	confirm that we have not received notice of the interest of any third party in the Insurances or the Insurance Proceeds;

3.3

undertake to note on the relevant contracts your interests as Secured Creditors and those of the Facility Agent as loss payee of the Insurances and the Insurance Proceeds as required in the Security Notice;

3.4	undertake to disclose to you without any reference to or further authority from the Cedent any information relating to those contracts which you may at any time request;

3.5	undertake to promptly notify you of any breach by the Cedent of the terms and conditions of the Insurances (including any non payment of premiums) and to allow you to remedy that breach; and

3.6	undertake not to amend or waive any term of or terminate any of those contracts on request by any Cedent without your prior written consent.

Yours faithfully,

For and on behalf of:

[INSURER]

Name:

Date:

SIGNATURE PAGE

THE CEDENT

/s/Nunthakumarin Pillay
For and on behalf of:
Net1 Applied Technologies South
Africa Proprietary Limited

Nunthakumarin Pillay
Name:
Director
Office:

(who warrants his authority)

SIGNATURE PAGE

THE SECURED CREDITOR

/s/ Adriaan Els	/s/ Debbie Law
For and on behalf of:	For and on behalf of:
FirstRand Bank Limited (acting through	FirstRand Bank Limited (acting through
its Rand Merchant Bank division)	its Rand Merchant Bank division)

Name:	Adriaan Els	Name:	Debbie Law

Office:	“A” Signatory	Office:	Sector Director
	(who warrants his authority)		(who warrants his authority)